Supplement Dated November 18, 2009

To

Prospectus Dated May 1, 2009

This supplement is intended for distribution with the prospectus dated May 1, 2009 for the variable life insurance contract issued by John Hancock Variable Life Insurance Company, titled eVariable Life.

Changes to Variable Investment Accounts

Effective after the close of business on November 13, 2009, the portfolios of John Hancock Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios

Global Real Estate	Real Estate Securities

International Small Cap	International Small Company

Mid Cap Intersection	Mid Cap Index

Global Allocation	Lifestyle Balanced

Emerging Small Company	Smaller Company Growth

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 13, 2009. You should disregard any reference in the product prospectus to the Acquired Portfolios.

Moreover, one or more of the Acquired Portfolios may not be available to you. You should consult your current prospectus to verify which investment accounts are currently available under your policy.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

VLI ProdSupp(eVL) 11/09